(BRANDYWINE BLUE FUND, INC. LOGO)

MANAGED BY FRIESS ASSOCIATES, INC.    QUARTERLY REPORT    JUNE 30, 1998

DEAR FELLOW SHAREHOLDERS:

We're grateful to report the black ink of your June quarter results contrasted nicely to the declines of the S&P Midcap and Nasdaq Industrials which dropped
                                                                      -------
more than 2.0 percent each. The 3.2 percent total return of the powerful S&P 500 surpassed your .5 percent gains.

JUNE QUARTER PERFORMANCE

S&P MIDCAP               -2.4
NASDAQ IND.              -2.0
IBD* <F1>                 0.1
YOUR FUND* <F1>           0.5
S&P500*<F1>               3.2

*<F1> TOTAL RETURN
IBD = Investor's Business Daily Mutual Fund Index

The investment landscape in which your research team operates continues as the mixed picture it was in the first quarter. S&P 500 earnings growth expectations for the second quarter fell to only 1.4 percent, down from 12.5 percent at the beginning of the year. Please reference the Declining Earnings Estimates table found on page 2.

Pre-releases of poorer than expected 2nd quarter outlooks now streaming forth threaten even the 1.4 percent estimate. The chart below reflects the dichotomy between the S&P 500's 50 fastest growing companies and the remaining 450 on a year over year basis. Notice 450 companies had an average 1.5 percent decline in
                                                                      -------
1998's first quarter!

S&P 500 YEAR OVER YEAR EARNINGS PER SHARE CHANGE

                    The Total Reported     The 50 Fastest Growing   The Other 450
                      S&P 500 Index            in the S&P 500        S&P 500 Cos.
                  ---------------------    ----------------------   -------------
March Quarter 1997        13.6%                    23.9%                 8.0%
June                       8.9                     14.5                  4.8
September                 10.3                     13.5                  6.9
December                   7.0                     12.9                  3.0
March Quarter 1998         0.9                      5.6                 -1.5

Despite the sharp drop in expectations, big cap stock prices remain firm. Your stocks are expected to grow earnings 39 percent and sell at 22 times earnings -- almost three times the growth of the S&P 500 which sells at 23 times earnings. 1999 estimates imply a modest PE of 17 times for the typical Brandywine holding.

Extensive contacts with managements of your holdings as well as their customers, competitors, and suppliers continue to be key to your Fund's success.

Your dynamic companies come mainly from the S&P Midcap, the Nasdaq Composite, and also the S&P 500. While the Nasdaq type companies currently lag the S&P 500, these are the core of our excitement looking forward.

The Nasdaq Composite itself has played host to this stark bias towards the biggest cap companies now prevalent in the market. The Composite is up 0.5 percent through June 23 (latest available breakout data) but the top 20 largest cap stocks were up 8.7 percent. Without them, the index would have lost 5.4
                                ------------                       ----
percent. That's a six percentage point differential between the reported index and the actual performance of all but the 20 largest companies!

The impact of liquidity continues. Perhaps the current mania for "quality" companies regardless of PE is best reflected by the comments of strategist A.C. Moore, of Dunvagen Associates in Santa Barbara, who says, "What we are seeing is still a great liquidity expansion that's seeking the best known names. For those, investors are paying any price in order to participate."

Treasury Department figures just released document the massive influx of foreign investors into U.S. equities. Much of this money went into "big name" stocks with uninspired fundamentals. Treasury figures show the $29 billion foreign inflow into equities in the March quarter exceeded those inflows for 1994, 1995 and 1996 combined.

A classic example of the quest for these big name stocks is Nike's move from $44 to $54 in the last three weeks even though earnings estimates dropped 10 to 15 percent this week and the stock sells over 30 times May 1999 estimates. Nike's recent quarterly earnings were $.04, down from $.52. Fundamental progress for the next nine months to a year are not clear to us right now.

U.S. interest rates continue to drop with the U.S. Treasury's benchmark 30-year long bond near the all time low yield, at 5.6 percent, cheering believers in the higher PE "blue chip" stocks. Reported inflation also continues very muted despite U.S. consumers' buying, which is the strongest in six years.

DISAPPOINTING EARNINGS OUTLOOK

1Q98

1/9
1/20
1/28
Not Applicable First Call overstated

2/5   5.9
2/12  5.7
2/19  4.8
2/26  4.4
3/5   3.8
3/12  2.9
3/19  1.5
4/2   0.4
4/8  -0.3
4/16 -1.4
4/23  1.0
4/30  1.2
5/7   1.3
5/16  1.5
5/21  1.8
5/28  1.5
6/4   1.6
6/11  1.6
6/18  1.6
6/25  1.7
7/1   1.8

2Q98

1/9  12.5
1/20 11.4
1/28 10.7
2     9.6
2/12  9.5
      9.0
2/26  8.9
3/5   8.4
3/12  7.9
3/19  6.6
4/2   6.1
4/8   5.4
4/16  3.9
4/23  4.3
4/30  3.9
5/7   3.8
5/16  3.5
5/21  3.6
5/28  3.5
6/4   3.2
6/11  2.7
6/18  2.2
6/25  2.1
7/1   1.4

3Q98

1/9  15.1
1/20 14.0
1/28 13.9
2/5  13.9
2/12 13.9
2/19 13.3
2/26 13.3
3/5  12.8
3/12 12.5
3/19 12.0
4/2  11.7
4/8  11.2
4/16 10.8
4/23 10.3
4/30 10.2
5/7  10.2
5/16  9.8
5/21 10.0
5/28  9.8
6/4   9.5
6/11  9.2
6/18  8.5
6/25  8.2
7/1   8.0

4Q98

1/9  19.1
1/20 18.9
1/28 17.7
2/5  17.3
2/12 17.5
2/19 17.1
2/26 18.0
3/5  17.7
3/12 17.2
3/19 17.3
4/2  19.3
4/8  15.2
4/16 14.3
4/23 14.5
4/30 14.6
5/7  14.7
5/16 14.3
5/21 14.7
5/28 14.4
6/4  14.3
6/11 14.0
6/18 13.7
6/25 13.5
7/1  13.2


The tables of earnings expectations provided by Donaldson, Lufkin, and Jenrette graphically show how analysts have revised down S&P 500 operating numbers from the beginning of the year. The earnings reductions for the smaller, more dynamic companies typically found in your Fund have been even more dramatic - some going from earnings growth to losses.

The U.S. Department of Commerce's recent first quarter GDP growth estimate of
5.4 percent carries with it the hidden promise of a rare time in the economy -- strong growth and low inflation. Yet many perhaps do not sense the connection between this seemingly contrary set of circumstances domestically and the global events that are unfolding.

Much of the breathing room enjoyed by Alan Greenspan and the Federal Reserve can be attributed to the very strong dollar as many global currencies fall, most notably in Asia. This in turn depresses the U.S. pricing environment by introducing an ongoing stream of ever cheaper imports as well as generating rising difficulty for American exports.

We also sense that much of the strength in the first quarter data results from escalating inventory accumulation. Nonfarm inventories grew $92 billion in the quarter alone. Such inventory build rates are unsustainable and will be reversed in the balance of this year, slowing the real U.S. economy, but also keeping inflation in check.

The bright spot in the U.S. economy is the consumer who is one step removed from Asian uncertainties. Companies serving consumers' needs such as retailers, restaurants, numerous durable goods companies, and a number of service companies, along with the related suppliers and producers, are experiencing strong growth. These companies now represent a large portion of your portfolio.

According to William O'Neil & Co., the companies in your portfolio have earnings growth of 46 percent for the last 12 months compared to just 14 percent for the companies in the S&P 500. For the most recent quarter, your companies' earnings are growing 43 percent while the S&P 500's growth is 13 percent.

COMPANY GROWTH
                            AVERAGE INCRESE                AVERAGE INCREASE
                        LATEST 12 MOS. EARNINGS       LATEST QUARTERLY EARNINGS
                        -----------------------       -------------------------
YOUR COMPANIES                    46%                             43%
S&P 500                           14%                             13%

ALL S&P FIGURES ARE UNWEIGHTED. ANALYSIS BY WILLIAM O'NEIL & CO., INC. JUNE 26, 1998.

We're pleased to be moving in the right direction this quarter even though the powerful surge in the bigger companies, driven more by their liquidity and "name" than their fundamentals, remains difficult to match. In view of the declines in the S&P Midcap and Nasdaq Industrials we are encouraged that our strategy of isolating strong progress in companies and shedding those companies with weak fundamentals is again being rewarded.

We still find the Asian crisis in full boil as we write. The dramatic fall in the Japanese yen, requiring recent intervention by the U.S. Fed and the Bank of Japan, highlights the bleak outlook. May vehicle production in Japan fell by 20 percent. Major bank stocks trade at par value, and auditors continue to uncover growing evidence of failed swap and derivative agreements in Indonesia.

Asia's Pacific Rim, almost one-third of global GDP, remains in deep crisis, with growing impact on U.S. companies.

Your research team continued to broaden its international research contacts to accurately assess the impact of global change on your companies. A trip to Europe led by Bill D'Alonzo included visits to key company and government officials in London, Frankfurt, Amsterdam, Stockholm, Paris, and Helsinki. We're planning a similar trip to South America this fall. In Helsinki, visits with Finnish worldwide cellular leader Nokia added greatly to already extensive contacts with Nokia's U.S. operations.

Your team is inspired by your faith in us and grateful that recent developments this quarter -- particularly as the quarter continued -- head us toward more gains.

However, the past good quarter is but a speck of time compared to where we have been in the past ten years and where we, Lord willing, hope to be in the next
                                                                         ----
ten years.

We're grateful to have you invested with us. We are committed right along with you with more than $35 million of our pension and personal funds invested in Brandywine and Brandywine Blue. Growing all of these assets is, as always, our number one objective.

Thanks for your ongoing trust!

God Bless!

/s/ Foster Friess

Froster Friess
President
July 7, 1998


FELLOW SHAREHOLDER . . .

Gail Zess may know our shareholders even better than we do. As Relationship Manager for Brandywine Funds at Firstar Trust Company, Gail's capable hands are in virtually every aspect of delivering services to Brandywine Blue shareholders -- from handling difficult tax issues, to making sure an IRA transfer is carried out properly, to overseeing sizable new purchases. If you have a tricky situation in your Brandywine Blue Fund account that needs attention, Gail's the person to handle it.

"I serve as the 'focal point' for our clients, communicating Firstar's policies and procedures to them, and then making sure everyone at Firstar knows about the clients' particular needs and interests," Gail explains. She works closely with the representatives answering your calls so they're up to speed on every question you might ask.

The recent introduction of the Roth IRA created many inquiries and provided the perfect opportunity for Gail to work one-on-one with shareholders to help determine what was best for each particular case. "I enjoy that close interaction," recounts Gail. "It helps bring a real sense of purpose and personality to my job."

Gail not only deals directly with shareholders, she also works with principals at other custodial banks to iron out any problems that may arise in transferring money into or out of Brandywine Blue. Gail will contact the other party and find out what transpired so you don't have to.

As primary contact for your Fund's administrative team, Gail is in daily communication with Lynda Campbell, Fund Secretary and Vice President. "In the last few years, Gail's responsibilities have increased tremendously as Brandywine Funds have grown. We rely on her to be our eyes and ears for the thousands of you writing and calling about service and performance issues -- communications we used to be able to manage here in-house back when the Funds were first starting out." Lynda praises Gail, saying, "She is invaluable to us, and the fact that she herself is a Brandywine shareholder allows her to really connect with all of our shareholders."

Having just celebrated their 13th wedding anniversary, Gail and husband Mike have two young girls. In her spare time (that is, when she's not "chauffeuring" Morgan and Lindsay to various places) Gail can be found decorating and landscaping their new home. Gail also enjoys escaping to her family's cottage in northern Wisconsin -- ideal for snowmobiling in the winter and fishing in the summer -- and perfecting her golf game.

"Everyone associated with Friess Associates and the Brandywine Funds are wonderful to work with; Lynda Campbell and her associates always make sure that we have the up-to-date information we need to effectively service shareholders," Gail relates. The shareholders are a great group of people too; I am grateful to count myself and my family among them."

-Rebecca Buswell

TRIPP . . .

According to senior researcher John Ragard, Tripp Rudisill began contributing to our research process the minute he was on board. Having been a telecommunications analyst at both Equitable Securities and Raymond James & Associates before joining Friess last November, Tripp's in-depth knowledge of the communications equipment industry adds a new dimension to our research team.

"Tripp brings to Friess Associates and our clients and shareholders an additional network of contacts in the communications equipment industry to reinforce our already solid relationships in this important arena," John relates. "His influence is beneficial because of the new folks he's networking us with, and he makes good stock-picking decisions. Additionally, he's always willing to pitch-in for the team and help make calls to add to anyone's research effort."

After receiving a BA in Political Science from the University of North Carolina
- Chapel Hill, Tripp spent two years as an associate in the strategic planning and regulatory policy department at Northern Telecom -- perfect preparation for his stint as a telecommunications analyst.

He then returned to school to pursue an MBA in Finance at Vanderbilt University. While in Nashville, he met his wife, Kamie. They celebrated their second anniversary in May and are eagerly anticipating their first child this fall.

Tripp's experience on the sell side of the business at both Equitable and Raymond James provided him the opportunity to work with many mutual fund managers and analysts. "I had never met any that asked as many difficult questions as the researchers at Friess did," recounts Tripp. "They were the ones always most prepared and looking for an edge." When Tripp was offered the opportunity to come on board, he felt confident he was joining a team that was relentless in its research efforts.

So far this year, Tripp's selections of Nokia Corp., and Lucent Technologies have together gained more than $3 million for your Fund.

Meeting and getting to know the managements of the companies he investigates is something Tripp enjoys as he seeks to pick the winning stocks for you, the part of his job he relishes most.

Tripp says the Friess system works. "We do not base our stock selections on sell-side recommendations, but instead use our intensive questioning style to break down buying a stock into a disciplined, well-planned process which can be executed with confidence because we know we've asked the right, probing questions of the key players involved."

Born and raised in North Carolina, Tripp is happy to be back on the east coast. He and Kamie love to travel and enjoy almost any outdoor activity, including skiing, fly fishing and golf. On many a weekend, you'll find Tripp out on the links at one of the many local courses.

- Rebecca Buswell

PAUL . . .

Born and raised in Colorado, the opportunity to work in Jackson, Wyoming was a western homecoming for researcher Paul Berg. Thanks to his four years as a consumer goods equity analyst at Morgan Keegan's Memphis office, Paul was equally comfortable settling into our research effort.

As part of the hard-hitting research team under Jon Fenn's leadership, Paul plays a primary role in isolating dynamic changes in individual companies that can be harnessed by your portfolio.

Jon is excited about Paul's insights and keen awareness of industry trends. "His persistence and experience from covering various retailers at Morgan Keegan generates quality contacts and enables us to gather even more valuable information from top executives in the business."

Paul is quick to emphasize the benefits of our team approach and the selfless decisions made each day, which help create a cooperative rather than an aggressively competitive environment. Paul, and fellow researcher Bill Dugdale, both uncovered the upside potential of a particular stock at the same time. Paul turned primary coverage over to Bill because of his more extensive knowledge of the company's customers, competitors, suppliers and other key players in the industry.

"I was very comfortable with this decision as I knew Bill could cover the stock with an added edge given his contacts," Paul said. "I know that he, or any researcher, would do the same were the situation reversed." According to Paul, this kind of team effort is unusual in the investment arena where analysts tend to base decisions on self-interest or "office politics" rather than what will collectively benefit the clients.

Paul received an undergraduate degree from Colorado State University in Business Administration with a concentration in finance and accounting, and an MBA from Vanderbilt. During his second year at Vanderbilt, he worked as a researcher at Tennessee Consolidated Retirement Systems, which managed the State's pension assets. He earned his CFA designation during his tenure at Morgan Keegan.

While in Memphis, Paul met his wife, Sarah, and together they enjoy almost every outdoor activity including fly-fishing, biking, golfing, and basketball. Excitedly, they await the arrival of their first child in late July!

-Adam Rieger

CAPITAL GAINS UPDATE . . .

Just one more quarter until we mark the end of fiscal '98. All shareholders of record as of October 23, 1998 will receive the distribution which will be made on October 26, 1998. The date your account will actually be paid is October 27, 1998. As of June 30, 1998 the APPROXIMATE amounts expected are:

     $0.21 income dividend
     $0.62 in long term capital gains
     $0.52 in mid term capital gains
     -----
     $1.35 total potential distribution per share

There remain net unrealized gains of $2.86.
                 --

IRA SHAREHOLDERS . . .

Even though fiscal year end is a few months off this is the last quarterly report to alert you to the $12.50 Firstar earns to maintain your account for the year. If you prefer it not be automatically deducted from your account in September, please send a personal check for $12.50 to Firstar Trust Co. at P.O. Box 701, Milwaukee, WI 53201 before September 21.

GROWING YOUR FUND . . .

Perhaps one reason the team concept is gaining popularity in business is that millions of Americans participate in team sports. Their life experience shows them that working together gets the job done, and that harnessing the particular talents of each team member is the secret to success in business, just as in sports.

Each quarter we like to acknowledge the efforts of the men and women who work in the companies your Fund invests in. This quarter we cheer on Hazel Norman, a checker and stock clerk in the Safeway on Shattuck Place in Berkeley, California -- one of the people whose commitment to doing her job well has added to the value of your Fund.

Many customers in Hazel Norman's Safeway consider her an old friend. Some were toddlers in strollers when Hazel started in 1974, and now are shopping with their own children. Over 23 years of service, Hazel has witnessed many changes in America. "When I first started, only women were shopping, but now it seems like more men than women shop. And people are buying more healthy foods . . . fat free, fresh vegetables. They buy more Safeway brand products, too."

"I like working with people, and I like to see everybody happy," is Hazel's motto. In 1997 she was nominated by her co-workers for the Donald J. Smith Award recognizing an employee's commitment to promoting Safeway's goals. "I was shocked," said Hazel, "because I just do things naturally. I try to give the kind of service to my customers that I would expect when I go to another store."

Hazel has served eight terms as the president of her district's Safeway Employees Association, a position which involves organizing the annual company picnic. "People bring their families, and it's fun because you get to catch up with old friends at other stores."

Every three months, Hazel makes sure they have a "pot-luck" at her store. Everybody fixes a dish and adds it to a big table. "When you eat your lunch or take your break, you help yourself. It's just to keep the camaraderie flourishing." No wonder her co-workers call her "Mother Hazel." Store manager Fran Cairo says, "Hazel is concerned about her store, her fellow employees, and her community. She is just a prime example of a great employee!"

Hazel attends church every Sunday and records the service for broadcast on the radio. After each holiday, Hazel buys the reduced price candy and delivers it with flowers to senior citizens. "I don't want the old people to feel they are forgotten. If I can make them happy, it makes me happy."

Her husband died four years ago, but Hazel's three children, 11 grandchildren, and two great-grandchildren live nearby. In her free time she enjoys bowling and sewing for her grandchildren.

Since purchase in December 1997, your shares in Safeway Inc. have added $2 million of gains to your portfolio.

-Margaret Barton

TOP TEN . . .

This quarter you'll likely notice some shifts in company placement in your portfolio. We're now grouping some companies differently based on sector breakdowns used by Bloomberg and William O'Neil & Co. For example, many of your Apparel & Shoes companies from last quarter are now found in a new category, Textiles/Apparel Manufacturing. Jones Apparel, Tommy Hilfiger, Liz Claiborne, and Fruit of the Loom are some large holdings that switched into this new group, now occupying the number seven spot with 6.0 percent of the portfolio.

You purchased several new Specialty Retailing companies to grow this group to number two with 11.3 percent from 5.1 percent in March. New to your portfolio are BJ's Wholesale Club, Consolidated Stores, Costco Companies, Furniture Brands, General Nutrition, Office Depot, and Viking Office Products. More than $2 million in gains from Borders Group and Staples during the quarter further expanded this group.

Moving up to the number three position this quarter is Software. You added to many existing holdings -- Citrix Systems, Cognos Inc., Computer Associates, Electronic Arts, and Sterling Software -- growing this category to 10.4 percent up from 4.4 percent last quarter. Together these companies have netted you nearly $2 million in gains since purchase. The Learning Company and Synopsys are new to your portfolio and are already up $1.8 million.

Financial/Business Services remains your top group with 13.6 percent. Falling off the Top Ten are Apparel & Shoes, Building & Related, and Computer Systems.

TOP TEN INDUSTRY GROUPS

Financial/Business Services              (13.6%)
Specialty Retailing                       (11.3%)
Software                                 (10.4%)
Computers & Related                       (8.7%)
Communications                            (8.1%)
Transportation & Related                  (6.4%)
Textiles/Apparel Manufacturing            (6.0%)
Networking                                (5.8%)
Food/Restaurant                           (4.9%)
Machinery & Miscellaneous Manufacturing   (3.6%)
Cash                                      (5.5%)
All Others                               (15.7%)

HIGHLIGHTS . . .

BUILDING & RELATED

LOWE'S COMPANIES, INC. is the second largest retailer of home improvement products in the world (after The Home Depot), serving four million "do-it-yourself" customers and small contractors each week.

Home remodeling and repair is now a $300 billion market. Feedback from consumers in Dallas and Atlanta told your Friess researchers that customers like the bright, friendly Lowe's stores.

Lowe's was recently ranked in Fortune magazine's list of "The 100 Best Companies to Work for in America" and currently employs more than 65,000 people.

In addition to building materials, the company also sells major appliances and consumer electronics. Carson Anderson, VP of Finance, explained that appliance sales have grown 59 percent this year as the company has successfully implemented same-day delivery in most metropolitan centers.

Last quarter earnings rose 32 percent to $.54 from $.41 while revenues grew 34 percent to $94.5 million.

Up 18 percent since purchase just in April, your shares sell today at $41.

NETWORKING

Internet usage is doubling every four months. Key enablers to this growth are companies like ASCEND COMMUNICATIONS, INC., which provides hardware allowing computers to pass information to each other more rapidly.

Your company develops, manufactures, sells, and services wide area networking
(WAN) solutions for telecommunications carriers, Internet Service Providers
(ISP) and corporate customers worldwide. Ascend's products make it possible for you to dial onto the Internet and exchange email as well as letting business users easily exchange voice, video, and data with networks at their main offices.

In the core switching business, Ascend's premium products include the new GSX 550, its carrier-class "smart core" WAN ATM Switch. CFO Michael Ashby told us the GSX 550 was highlighted at the SuperComm Communications Conference in Atlanta in June and they are excited about the customer reponse to date.

AT&T, Bell Atlantic, GTE, Williams Communications, and Sprint are some of Ascend's customers.

Your shares are up 33 percent from $37 since purchase in late March.

SOFTWARE

Corporate America is increasingly decentralized, with fewer and fewer business people leading the typical 9 to 5 workday at the office. Men and women who work from home or other remote locations can actually do their job as if they were in the office thanks to the products made by CITRIX SYSTEMS.

Several people can concurrently share an application server, database, or software program with your company's WinFrame and WinView products. Each user has a "virtual" window system but the actual program operates elsewhere, yet at similar speeds to a local area network.

Just 24 percent of Citrix's sales are international, according to Treasurer Scott Davidson, and the company is building European and Asian channels. This expansion creates opportunity for solid growth in revenue and earnings per share going forward.

Microsoft, Compaq Computer and Computer Associates have teamed up with Citrix to gear their product lines to the emerging client-server software approach, taking advantage of lower-cost computing this system provides. FedEx and National Semiconductor are other Citrix customers.

Earnings took off 108 percent in March from $.17 to $.36 on revenues of $49 million, more than doubling from 1997's $22 million.

Up 46 percent since March, your shares are at $67 today.


BRANDYWINE BLUE FUND, INC.
STATEMENT OF NET ASSETS
June 30, 1998
(Unaudited)
                                                                     Quoted
                                                                     Market
Shares                                                Cost       Value (B) <F3>
------                                                -----      ---------------
COMMON STOCKS - 94.5% (A) <F2>

            APPAREL & SHOE RETAILERS - 0.9%
    25,000  Footstar, Inc.                     $   1,126,500     $   1,200,000
   152,000  TJX Companies, Inc.                    3,805,028         3,667,000
                                               -------------     -------------
                                                   4,931,528         4,867,000

THIS SECTOR IS 1.3% BELOW YOUR FUND'S COST.

            AUTOMOTIVE & RELATED - 0.5%
    40,000  Federal-Mogul Corp.                    1,140,125         2,700,000

THIS SECTOR IS 136.8% ABOVE YOUR FUND'S COST.

            BUILDING & RELATED - 1.0%
    84,000  Lowe's Companies, Inc.                 2,889,252         3,407,292
    45,200  York International Corp.               2,206,328         1,969,048
                                               -------------     -------------
                                                   5,095,580         5,376,340

THIS SECTOR IS 5.5% ABOVE YOUR FUND'S COST.

            COMMUNICATIONS - 8.1%
    70,700  ECI Telecom Ltd.                       2,147,787         2,677,763
   162,600  Lucent Technologies Inc.              11,926,890        13,526,369
    82,300  Nokia Corp. "A" ADR                    4,270,210         5,971,935
    50,000  Northern Telecom Limited               2,829,575         2,837,500
   160,400  SkyTel Communications, Inc.            3,982,647         3,754,322
   264,400  WorldCom, Inc.                        11,427,389        12,807,007
                                               -------------     -------------
                                                  36,584,498        41,574,896

THIS SECTOR IS 13.6% ABOVE YOUR FUND'S COST.

            COMPUTERS & RELATED - 8.7%
   398,800  Apple Computer, Inc.                  10,089,612        11,440,774
   296,600  Computer Sciences Corp.               15,914,286        18,982,400
    20,000  CSG Systems International, Inc.          868,300           937,500
   225,000  EMC Corporation (Mass.)                9,067,247        10,082,925
   115,300  Unisys Corp.                           2,997,900         3,257,225
                                               -------------     -------------
                                                  38,937,345        44,700,824

THIS SECTOR IS 14.8% ABOVE YOUR FUND'S COST.

            COSMETICS/PERSONAL CARE - 0.2%
    30,000  Helen of Troy Ltd.                       540,000           660,000
     6,100  Rexall Sundown, Inc.                     204,312           215,025
                                               -------------     -------------
                                                     744,312           875,025

THIS SECTOR IS 17.6% ABOVE YOUR FUND'S COST.

            DISTRIBUTION - 1.1%
   128,700  Tech Data Corp.                        5,717,726         5,518,012

THIS SECTOR IS 3.5% BELOW YOUR FUND'S COST.

            ELECTRONICS - 0.6%
    90,000  General Cable Corp.                    2,238,974         2,598,750
    16,700  Mettler-Toledo International Inc.        334,000           335,044
                                               -------------     -------------
                                                   2,572,974         2,933,794

THIS SECTOR IS 14.0% ABOVE YOUR FUND'S COST.

            FINANCIAL/BUSINESS SERVICES - 13.6%
   258,700  AccuStaff Inc.                         8,736,186         8,084,375
    75,000  AMRESCO, Inc.                          2,163,460         2,184,375
    91,500  Capital One Financial Corp.            4,241,380        11,363,202
    80,400  CMAC Investment Corp.                  5,362,226         4,944,600
   100,000  Comdisco, Inc.                         1,874,872         1,900,000
   165,000  Concord EFS, Inc.                      3,623,125         4,310,625
    40,000  ContiFinancial Corp.                   1,092,400           925,000
   178,200  Dime Bancorp, Inc.                     5,310,385         5,334,952
    50,000  Federated Investors, Inc.                950,000           925,000
   186,600  First Union Corp. (N.C.)              10,638,005        10,869,450
    20,000  Fleet Financial Group, Inc.            1,666,126         1,670,000
   132,000  Green Tree Financial Corp.             5,656,855         5,651,316
    98,000  The Hertz Corp.                        4,651,240         4,342,674
   116,000  Household International, Inc.          5,322,222         5,771,000
    50,000  NOVA Corp.                             1,500,000         1,787,500
                                               -------------     -------------
                                                  62,788,482        70,064,069

THIS SECTOR IS 11.6% ABOVE YOUR FUND'S COST.

            FOOD/RESTAURANTS - 4.9%
   151,000  Brinker International, Inc.            3,593,223         2,906,750
    55,000  CKE Restaurants, Inc.                  1,988,070         2,268,750
   106,500  Outback Steakhouse, Inc.               4,194,696         4,153,500
   202,200  Safeway Inc.                           6,040,725         8,227,114
   133,500  Suiza Foods Corp.                      7,822,819         7,968,348
                                               -------------     -------------
                                                  23,639,533        25,524,462

THIS SECTOR IS 8.0% ABOVE YOUR FUND'S COST.

            HEALTHCARE SERVICES & MEDICAL/DENTAL PRODUCTS - 3.1%
   160,000  HEALTHSOUTH Corp.                      4,238,686         4,270,080
   125,000  Integrated Health Services, Inc.       4,878,498         4,687,500
   215,900  PharMerica, Inc.                       3,075,503         2,604,401
   115,600  St. Jude Medical, Inc.                 4,403,117         4,255,583
                                               -------------     -------------
                                                  16,595,804        15,817,564

THIS SECTOR IS 4.7% BELOW YOUR FUND'S COST.

            HOME/OFFICE & RELATED - 0.3%
    30,000  Maytag Corp.                             956,844         1,481,250

THIS SECTOR IS 54.8% ABOVE YOUR FUND'S COST.

            INSURANCE - 3.1%
   300,000  Conseco, Inc.                         15,157,130        14,025,000
    60,000  Old Republic International Corp.       1,794,024         1,758,780
                                               -------------     -------------
                                                  16,951,154        15,783,780

THIS SECTOR IS 6.9% BELOW YOUR FUND'S COST.

            LEISURE & ENTERTAINMENT - 1.6%
    86,200  Carnival Corp.                         2,289,028         3,415,675
    59,000  Royal Caribbean Cruises Ltd.           2,424,452         4,690,500
                                               -------------     -------------
                                                   4,713,480         8,106,175

THIS SECTOR IS 72.0% ABOVE YOUR FUND'S COST.

            MACHINERY & MISCELLANEOUS MANUFACTURING - 3.6%
    80,000  Coltec Industries Inc.                 1,864,948         1,590,000
    10,000  The Manitowoc Company, Inc.              400,600           403,130
   114,100  Ogden Corp.                            3,187,309         3,159,201
   113,100  Tenneco, Inc.                          5,042,106         4,304,925
   145,000  Tyco International Ltd.                8,163,805         9,135,000
                                               -------------     -------------
                                                  18,658,768        18,592,256

THIS SECTOR IS 0.4% BELOW YOUR FUND'S COST.

            NETWORKING - 5.8%
   402,200  Ascend Communications, Inc.           14,945,080        19,934,238
   171,500  FORE Systems, Inc.                     3,228,234         4,544,750
   185,000  Xylan Corp.                            4,340,002         5,515,405
                                               -------------     -------------
                                                  22,513,316        29,994,393

THIS SECTOR IS 33.2% ABOVE YOUR FUND'S COST.

            OIL/GAS FIELD SERVICES - 1.2%
    34,100  J. Ray McDermott, S.A.                   920,776         1,415,150
   139,500  McDermott International, Inc.          5,826,188         4,804,101
                                               -------------     -------------
                                                   6,746,964         6,219,251

THIS SECTOR IS 7.8% BELOW YOUR FUND'S COST.

            PHARMACEUTICALS - 1.5%
   266,300  Mylan Laboratories Inc.                6,838,180         8,005,777

THIS SECTOR IS 17.1% ABOVE YOUR FUND'S COST.

            REAL ESTATE OPERATIONS - 0.1%
    25,000  Fairfield Communities, Inc.              553,438           479,700

THIS SECTOR IS 13.3% BELOW YOUR FUND'S COST.

            SEMICONDUCTOR & RELATED - 0.5%
   100,000  MIPS Technologies, Inc.                1,400,000         1,343,800
    60,000  VLSI Technology, Inc.                  1,240,936         1,006,860
                                               -------------     -------------
                                                   2,640,936         2,350,660

THIS SECTOR IS 11.0% BELOW YOUR FUND'S COST.

            SOFTWARE - 10.4%
   130,000  Autodesk, Inc.                         5,458,843         5,021,250
    75,000  Citrix Systems, Inc.                   3,874,028         5,128,125
   110,000  Cognos Inc.                            3,129,687         2,930,510
   259,600  Computer Associates
              International, Inc.                 14,386,444        14,424,155
   141,300  Electronic Arts Inc.                   3,957,611         7,630,200
   252,900  The Learning Company, Inc.             5,875,650         7,492,162
   100,000  Rational Software Corp.                1,576,210         1,525,000
   143,200  Sterling Software, Inc.                2,438,292         4,233,422
    83,300  Structural Dynamics Research Corp.     2,003,485         1,926,312
    75,000  Synopsys, Inc.                         3,175,000         3,431,250
                                               -------------     -------------
                                                  45,875,250        53,742,386

THIS SECTOR IS 17.1% ABOVE YOUR FUND'S COST.

            SPECIALTY RETAILING - 11.3%
    75,700  BJ'S Wholesale Club, Inc.              2,967,518         3,075,312
   190,000  Borders Group, Inc.                    3,414,357         7,030,000
    25,000  Brylane, Inc.                          1,150,000         1,150,000
   127,800  Consolidated Stores Corp.              4,916,530         4,632,750
    65,000  Costco Companies, Inc.                 3,559,710         4,099,095
    50,000  Fingerhut Companies, Inc.              1,640,887         1,650,000
    74,400  Furniture Brands International, Inc.   2,115,076         2,087,887
   148,300  General Nutrition Companies, Inc.      5,006,445         4,615,838
   143,800  Office Depot, Inc.                     4,741,552         4,538,759
   170,000  Pier 1 Imports, Inc.                   3,328,634         4,058,750
   353,400  Staples, Inc.                          7,953,310        10,226,689
   362,900  Viking Office Products, Inc.          10,668,813        11,385,988
                                               -------------     -------------
                                                  51,462,832        58,551,068

THIS SECTOR IS 13.8% ABOVE YOUR FUND'S COST.

            TEXTILES/APPAREL MANUFACTURING - 6.0%
   165,900  Fruit of the Loom, Inc.                5,478,097         5,505,889
   220,600  Jones Apparel Group, Inc.              5,871,234         8,065,798
   150,000  Liz Claiborne, Inc.                    7,258,067         7,837,500
    45,000  Nautica Enterprises Inc.               1,280,250         1,206,585
    58,500  Tommy Hilfiger Corp.                   3,456,295         3,656,250
    50,000  Unifi, Inc.                            1,596,750         1,712,500
    75,000  The Warnaco Group, Inc.                2,109,235         3,182,850
                                               -------------     -------------
                                                  27,049,928        31,167,372

THIS SECTOR IS 15.2% ABOVE YOUR FUND'S COST.

            TRANSPORTATION & RELATED - 6.4%
   105,200  America West Holdings Corp. Cl B       3,132,792         3,004,828
    85,000  ASA Holdings, Inc.                     3,102,502         4,218,125
    40,000  Coach USA, Inc.                        1,931,208         1,825,000
   100,000  Continental Airlines, Inc. Cl B        5,909,880         6,087,500
    70,000  J. B. Hunt Transport Services, Inc.    2,023,125         2,493,750
   175,000  Kansas City Southern Industries, Inc.  7,780,767         8,684,375
    20,000  SkyWest, Inc.                            588,334           560,000
    80,000  US Airways Group, Inc.                 6,084,817         6,340,000
                                               -------------     -------------
                                                  30,553,425        33,213,578

THIS SECTOR IS 8.7% ABOVE YOUR FUND'S COST.

                                               -------------     -------------
            Total common stocks                  434,262,422       487,639,632

PRINCIPAL
 AMOUNT
--------

SHORT-TERM INVESTMENTS - 7.9% (A) <F2>
COMMERCIAL PAPER - 6.8%

$ 5,000,000 Ford Credit Co.,
            due 07/01/98, discount of 6.01%        5,000,000         5,000,000
 5,000,000  FPL Group Capital Inc.,
            due 07/01/98, discount of 6.40%        5,000,000         5,000,000
 5,000,000  Goldman Sachs,
            due 07/02/98, discount of 5.90%        4,999,181         4,999,181
 5,000,000  Merrill Lynch & Co., Inc.,
            due 07/02/98, discount of 6.02%        4,999,164         4,999,164
 5,000,000  Morgan Stanley Dean Witter,
            due 07/01/98, discount of 6.25%        5,000,000         5,000,000
 5,000,000  Sears Roebuck Acceptance Corp.,
            due 07/01/98, discount of 5.80%        5,000,000         5,000,000
 5,000,000  Salomon Smith Barney,
            due 07/06/98, discount of 5.77%        4,995,993         4,995,993
                                               -------------     -------------
            Total commercial paper                34,994,338        34,994,338


VARIABLE RATE DEMAND NOTES - 1.1%
$5,842,251  Firstar Bank U.S.A., N.A.              5,842,251         5,842,251
                                               -------------     -------------
            Total short-term investments          40,836,589        40,836,589
                                               -------------
            Total investments                   $475,099,011       528,476,221
                                               -------------
                                               -------------
            Liabilities, less cash and
            receivables (2.4%) (A)<F2>                             (12,442,954)
                                                                 -------------
              NET ASSETS                                          $516,033,267
                                                                 -------------
                                                                 -------------
            Net Asset Value Per Share
            ($0.01 par value 100,000,000
            shares authorized), offering
            and redemption price
            ($516,033,267 / 18,668,748
            shares outstanding)                                         $27.64
                                                                        ------
                                                                        ------

(a)<F2>  Percentages for the various classifications relate to net assets.
(b)<F3> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments are valued at amortized cost which approximates quoted market value.

ALL IS NOT ROSES . . .

In an unsettled quarter such as this one, we were not surprised to find some underperformers in your portfolio. There were 13 stocks that dropped back $1 million or more. The good news is that you had 17 stocks increase by more than $1 million, making up for what your losers gave up.

Topping the decliners was EVI Weatherford losing $2.3 million. Lower oil prices throughout the industry caused EVI's drop as well as the $1.8 million, $1.4 million, and $1 million drops in three other oil-related stocks -- Noble Drilling Corp., Transocean Offshore and McDermott International.

Thermo Electron Corp. lost nearly $2 million when concern arose over the company's ability to find and close a very large acquisition. Following the acquisition of Greentree Financial, Conseco dropped $1.8 million. Some major accounting problems at Cendant caused it to drop $1.3 million. Bay Networks fell $1.2 million after experiencing a deterioration in prices on the low end of switch market and some product delays, and PhyCor's $1.2 million decline resulted from investor concern over walking away from a merger with Medpartners.

3Com Corp. and PharMerica, Inc. dropped a little over a $1 million while Integrated Device lost almost $1.3 million. Lennar Corp. backtracked $1.4 million to round out the group. All but three of your backtrackers were sold.

The winners to cheer about during the quarter were led by the $4.6 million gain in Ascend Communications. Capital One Financial rose $4.1 million, Nokia Corp. jumped $3.3 million and Computer Sciences increased $2.7 million. Jones Apparel gained $2 million, and Staples and The Learning Co. were up $1.6 million each. Worldcom's profits were $1.4 million. Fore Systems grew $1.3 million and Mylan Labs climbed $1.2 million. Electronic Arts, ASA Holdings, EMC Corp., and Xylan Corp. were up more than $1 million apiece.

The other $1 million gainers are Citrix Systems, Kansas City Southern, and Tyco International.

                               BOARD OF DIRECTORS

                                 John E. Burris
                                    Chairman
                               Burris Foods, Inc.
                                Milford, Delaware

                                Foster S. Friess
                                    President
                             Friess Associates, Inc.
                                Jackson, Wyoming

                                   Stig Ramel
                                Former President
                                Nobel Foundation
                                Stockholm, Sweden


(800) 656-3017       P.O. Box 4166, Greenville, DE 19807 bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, INC.
Independent Accountants: PRICE WATERHOUSE LLP
Custodian, Transfer Agent: FIRSTAR TRUST COMPANY
Legal Counsel: FOLEY & LARDNER

OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell, Vice President and Secretary; William D'Alonzo, Vice President; John Fraser, Vice President; Carl Gates, Vice President; Andrew Graves, Vice President; David Harrington, Vice President; John Ragard, Vice President; and Paul Robinson, Vice President

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Brandywine Blue Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Report editor: Rebecca A. Buswell Report Staff: Margaret Barton, Adam Rieger, Paul R. Robinson, Jennifer Weldon